SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                             December 14, 2000
                             -----------------
              Date of report (date of earliest event reported)



                           QUADRAMED CORPORATION
                           ---------------------
             (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-21031                   52-1992861

    (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction                                      Identification No.)
   of Incorporation)


                 22 Pelican Way, San Rafael, California 94901
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                   (Address of Principal Executive Offices)



                                (415) 482-2100
                                --------------
             (Registrant's telephone number, including area code)



ITEM 5.     Other Information

      The Board of Directors of the Company, at its meeting on December 14, 2000, elected Lawrence P. English, currently its Chief Executive Officer, to the additional position of Chairman of the Board. Mr. English's election is effective December 31, 2000. He succeeds James Durham, who remains a member of the Board of Directors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2000

By: /s/  Mark N. Thomas
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Name:    Mark N. Thomas
Title:   Chief Financial Officer